MONY (LOGO)             EzVote(TM) Consolidated Voting Instruction Card
P.O. Box 9132
                          This form is your EzVote Consolidated Voting Instruction Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

xxx xxx xxx xxx xx <---

                             MONY SERIES FUND, INC.
          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS - JUNE 29, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE MONY SERIES FUND, INC.
The undersigned hereby appoints MONY Life Insurance Company and/or MONY Life Insurance Company of America to vote the shares of the Portfolios represented by this voting instruction to his or her variable annuity or variable insurance contract at the Joint Special Meeting of Shareholders to be held at the offices of MONY Series Fund, Inc., 1740 Broadway, New York, New York 10018, at ____ p.m. Eastern time, on June 29, 2004, and at any adjournment thereof. THESE VOTING INSTRUCTIONS, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER. IF NO DIRECTION IS MADE THE CARD WILL BE VOTED "FOR" ALL
PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS. Date -----------------------

                                        PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                          IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                              VOTING BY PHONE OR INTERNET
        LABEL BELOW FOR MIS USE ONLY!   ----------------------------------------
        PO# N-8744
        MONEY SERIES FUND (MSF)
        ORIGINAL EZ VOTE 2-05-04 JA     ----------------------------------------
        LAURA (MSFEZF)                   (Signature(s) (Title(s), if applicable
        OA 2/6/04 TD                    NOTE: Please  sign exactly as  your name
        REVIEW #1 2-09-04 JA            appears on  this Card. When signing in a
                                        fiduciary  capacity,  such as  executor,
                                        administrator,     trustee,    attorney,
                                        guardian,   etc.   please  so  indicate.
                                        Corporate and  partnership  cards should
                                        be  signed  by  an   authorized   person
                                        indicating the person's title.

                                                                        MSF EZlp

       DETACH CONSOLIDATED VOTING INSTRUCTIONS CARD AT PERFORATION BELOW.

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
VOTE ON THE INTERNET (PC)               VOTE BY PHONE (TELEPHONE)                  VOTE BY MAIL (LETTER)

o Log on to:                            o Dial 1-888-221-0697 (TOLL FREE).         o Vote, sign and date the EzVote
  www._______________.com/proxy                                                      Consolidated Voting Instruction Card.

o Follow the on-screen instructions.    o Follow the recorded instructions.        o Detach the upper portion of the
                                                                                     card and return it in the postage-paid
                                                                                     envelope provided.
------------------------------------    ------------------------------------       -----------------------------------------
NOTE: If you vote by phone or Internet, do not return your Consolidated Voting Instruction Card. Keep it for your files.
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                                                 INDIVIDUAL BALLOTS

                                        On the reverse side of this form (and on
                                        accompanying  pages,  if necessary)  you
                                        will find  individual  ballots,  one for
                                        each of your accounts. If you would wish
                                        to   vote   each   of   these   accounts
                                        separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

                                        NOTE:  If you elect to vote each account
                                               separately,  do not return    the
                                               Consolidated  Voting  Instruction
                                               Card above.

                                              SIGN BELOW ONLY IF YOU ARE VOTING
                                                 EACH ACCOUNT SEPARATELY.

                                        Date                 2004
                                            -----------------

                                        ----------------------------------------


                                        ----------------------------------------
                                         (Signature(s) (Title(s), if applicable

                                        NOTE: Please  sign exactly as  your name
                                        appears on  this Card. When signing in a
                                        fiduciary  capacity,  such as  executor,
                                        administrator,     trustee,    attorney,
                                        guardian,   etc.   please  so  indicate.
                                        Corporate and  partnership  cards should
                                        be  signed  by  an   authorized   person
                                        indicating the person's title.

                                                                        MSF EZlp

                                 EzVote(SM) Consolidated Voting Instruction Card

                                   Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED FOR "FOR" IF NO CHOICE IS INDICATED.

                                                 FOR      AGAINST    ABSTAIN

1.   For each MONY  Portfolio,  to  approve a    [ ]        [ ]       [ ] 1.
     new   Investment    Advisory   Agreement
     between the MONY 1. Fund, on behalf of each MONY Portfolio, and MONY America, the terms of which are substantially identical to the behalf of each MONY
     Portfolio, and MONY America, the terms of which are substantially identical to the

2.   For each MONY  Portfolio,  to  approve a    [ ]        [ ]       [ ] 2.
     new  Services   Agreement  between  MONY
     America, with respect to the MONY Fund, and MONY Life, the terms of which are substantially similar to the existing
     Services Agreement between MONY America and MONY Life.

3.   For    the    Government     Securities,    [ ]        [ ]       [ ] 3.
     Intermediate  Term Bond,  Long Term Bond
     and  Money  Market  Portfolios,  each  a
     series of the MONY  Fund,  to  approve a
     new  Investment  Sub-Advisory  Agreement
     Sub-Advisory  Agreement")  between  MONY
     America  and  MONY  Capital  Management,
     Inc.  ("MONY  Capital"),  the  terms  of
     which are substantially identical to the
     existing  Sub-Advisory   Agreement  with
     MONY                            Capital.

4.   For the  Diversified,  Equity Growth and    [ ]        [ ]       [ ] 4.
     Equity Income Portfolios,  each a series
     of  the  MONY  Fund,  to  approve  a new
     Sub-Advisory  Agreement  between  MO  NY
     America and Boston Advisors, Inc. Boston
     "Boston  Advisors"),  the terms of which
     are   substantially   identical  to  the
     existing  Sub-Advisory   Agreement  with
     Advisors.

5.   For each MONY  Portfolio,  to approve an    [ ]        [ ]       [ ] 5.
     Agreement  and  Plan of  Conversion  and
     Termination   1.   providing   for   the
     conversion of each MONY Portfolio into a
     corresponding,   newly  created   series
     (each,    an   "EQ    Portfolio"    and,
     collectively,  the "EQ  Portfolios")  of
     the EQ  Advisors  Trust ("EQ  Trust") as
     set forth in Appendix A of the  Combined
     Proxy  Statement and  Prospectus for the
     EQ Trust,  dated June __,    2004,   and,
     in connection therewith, the acquisition
     b such EQ Portfolio of all of the assets
     of  such  MONY  Portfolio,  in  exchange
     solely   for  the   assumption   of  all
     abilities of such MONY Portfolio by such
     EQ  Portfolio  and  shares  of  such  EQ
     Portfolio,     and    the     subsequent
     liquidation of such MONY Portfolio.

6. To transact such other business that may properly come before the Meeting.

PLEASE BE SURE TO DATE AND SIGN THE CARD IN THE SPACES  PROVIDED  ON THE REVERSE
                                      SIDE

       DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW.

                               INDIVIDUAL BALLOTS

   NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL
                                 BALLOTS BELOW.

---------------------------------------------------------------------- ------------------------------------------------------------
 XXX XXXXXXXXXX XXX                                                      XXX XXXXXXXXXX XXX

 JOHN Q. SHAREHOLDER                                                     JOHN Q. SHAREHOLDER
 123 MAIN STREET                                                         123 MAIN STREET
 ANYTOWN USA 12345      --> XXX XXX XXX XXX XX                           ANYTOWN USA 12345 --> XXX XXX XXX XXX XX

 FUND NAME PRINTS HERE                                                   FUND NAME PRINTS HERE

                                             FOR  AGAINST  ABSTAIN                                              FOR  AGAINST ABSTAIN
 1.  For each MONY Portfolio, to approve     [ ]    [ ]      [ ]       1. For each MONY Portfolio, to approve    [ ]    [ ]     [ ]
     a new Investment Advisory Agreement.                                  a new Investment Advisory Agreement.
 2.  For each MONY Portfolio, to approve     [ ]    [ ]      [ ]       2. For each MONY Portfolio, to approve    [ ]    [ ]     [ ]
     a new Service Agreement.                                             a new Services Agreement.
 3.  For the Government Securities,          [ ]    [ ]      [ ]       3. For the Government Securities,         [ ]    [ ]     [ ]
     Intermediate Term Bond, Long Term                                    Intermediate Term Bond, Long Term
     Bond and Money Market Portfolios,                                    Bond and Money Market Portfolios,
     to approve a new Investment                                          to approve a new Investment
     Sub-Advisory Agreement.                                              Sub-Advisory Agreement.
 4.  For the Diversified, Equity Growth      [ ]    [ ]      [ ]       4. For the Diversified, Equity Income     [ ]    [ ]     [ ]
     and Equity Income Portfolios, to                                     Portfolios, to approve a new
     approve a new Sub-Advisory Agreement.                                Sub-Advisory Agreement.
 5.  For each MONY Portfolio, to approve     [ ]    [ ]      [ ]       5. For each MONY Portfolio, to approve an [ ]    [ ]     [ ]
     an Agreement and Plan of Conversion                                  approve an Agreement and Plan of
     and Termination.                                                     Conversion and Termination.
------------------------------------------------------------------- --------------------------------------------------------------

-------------------------------------------------------------------- -------------------------------------------------------------
XXX XXXXXXXXXX XXX                                                      XXX XXXXXXXXXX XXX

 JOHN Q. SHAREHOLDER                                                     JOHN Q. SHAREHOLDER
 123 MAIN STREET                                                         123 MAIN STREET
 ANYTOWN USA 12345      --> XXX XXX XXX XXX XX                           ANYTOWN USA 12345 --> XXX XXX XXX XXX XX

 FUND NAME PRINTS HERE                                                   FUND NAME PRINTS HERE

                                             FOR  AGAINST  ABSTAIN                                              FOR  AGAINST ABSTAIN
 1.  For each MONY Portfolio, to approve     [ ]    [ ]      [ ]       1. For each MONY Portfolio, to approve    [ ]    [ ]     [ ]
     a new Investment Advisory Agreement.                                  a new Investment Advisory Agreement.
 2.  For each MONY Portfolio, to approve     [ ]    [ ]      [ ]       2. For each MONY Portfolio, to approve    [ ]    [ ]     [ ]
     a new Service Agreement.                                             a new Services Agreement.
 3.  For the Government Securities,          [ ]    [ ]      [ ]       3. For the Government Securities,         [ ]    [ ]     [ ]
     Intermediate Term Bond, Long Term                                    Intermediate Term Bond, Long Term
     Bond and Money Market Portfolios,                                    Bond and Money Market Portfolios,
     to approve a new Investment                                          to approve a new Investment
     Sub-Advisory Agreement.                                              Sub-Advisory Agreement.
 4.  For the Diversified, Equity Growth      [ ]    [ ]      [ ]       4. For the Diversified, Equity Income     [ ]    [ ]     [ ]
     and Equity Income Portfolios, to                                     Portfolios, to approve a new
     approve a new Sub-Advisory Agreement.                                Sub-Advisory Agreement.
 5.  For each MONY Portfolio, to approve     [ ]    [ ]      [ ]       5. For each MONY Portfolio, to approve an [ ]    [ ]     [ ]
     an Agreement and Plan of Conversion                                  approve an Agreement and Plan of
     and Termination.                                                     Conversion and Termination.
-------------------------------------------------------------------- --------------------------------------------------------------
                                                                                                              MSF EZ IND lp
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